OTHER (EXPENSE) INCOME, NET	12 Months Ended
Dec. 31, 2013
OTHER (EXPENSE) INCOME, NET [Abstract]
OTHER (EXPENSE) INCOME, NET
12.	OTHER (EXPENSE) INCOME, net

	Years ended December 31,
	2011	2012	2013
	$	$	$

Foreign currency exchange gain (loss), net	(10,649,047)	397,621	(826)
Convertible notes repurchase gain	7,440,000	10,348,750	-
Government grants	565,076	889,239	1,921,965
Gain on disposal of subsidiaries (Note (a))	-	-	2,196,198
Compensation in relation to dispute settlement (Note (b))	-	-	1,790,214
Forgiveness of interest owe to a related party	-	-	2,436,882
Others	744,162	(148,672)	630,354

Total	(1,899,809)	11,486,938	8,974,787

Note:

(a)	The gain on disposal of subsidiaries for the year ended December 31, 2013 arose from disposal of the Company's wholly owned subsidiaries, Jinchang New Sunshine Solar Power Co., Ltd ("Jinchang New Sunshine") and Hami Huiteng Solar Power Co., Ltd ("Hami Huiteng").

Jinchang New Sunshine and Hami Huiteng were mainly engaged in photovoltaic project's engineering and sales, and were on their pre-operating stage. During the current year, the Company entered into sale agreements with Changzhou Guangyu New Energy Co., Ltd. and Changzhou Dinghui New Energy Co., Ltd. to dispose of its 100% equity interest in Jinchang New Sunshine and Hami Huiteng, respectively. The disposals were completed on December 10, 2013.

The amount of the consideration for disposal of Jinchang New Sunshine was $1.9 million, of which $1.6 million has been collected. The carrying amount of net assets on the date of disposal was $0.4 million. The Company recorded a disposal gain of US$1.5 million in Other (expense) income, net.

The amount of the consideration for disposal of Hami Huiteng was $4.3 million, of which $2.7 million has been collected. The carrying amount of net assets on the date of disposal was $3.6 million. The Company recorded a disposal gain of US$0.7 million in Other (expense) income, net.

The disposals did not constitute discontinued operations as the Company will continuously be the sole material provider of Jinchang New Sunshine and Hami Huiteng, for the construction of the photovoltaic projects, and therefore, significant cash inflows are expected to be received by the Company as a result of such continuation of activities with Jinchang New Sunshine and Hami Huiteng after the disposal transaction.

(b)	The compensation in relation to dispute settlement is the compensation payment from a supplier due to its failure to provide the Company with solar modules pursuant to the agreement.